                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            THE NEW AMERICA HIGH INCOME FUND, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed
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         filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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
                     THE NEW AMERICA HIGH INCOME FUND, INC
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109

                                                                  March 16, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 19, 2001 at 10:30 a.m. local time.

    We hope that you will be able to attend the Meeting. Whether or not you plan to attend the Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch tone telephone. Please act promptly to assure that your shares are represented at the Meeting.

                                             Sincerely,

                              /s/ Robert F. Birch

                                             Robert F. Birch
                                             PRESIDENT

                                   IMPORTANT

PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. CERTAIN COMMON STOCKHOLDERS MAY ALSO VOTE THEIR SHARES VIA THE INTERNET OR TELEPHONE AS DISCUSSED IN THE PROXY STATEMENT. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARE WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE MEETING WILL NOT IN ITSELF CONSTITUTE A REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 19, 2001
                            ------------------------

To the stockholders of New America High Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts, on Thursday, April 19, 2001 at 10:30 a.m. local time, for the following purposes:

    1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

    The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

    The close of business on March 9, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S ATP SHOULD SIGN AND RETURN THE YELLOW PROXY CARD. CERTAIN COMMON STOCKHOLDERS MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                             By Order of the Board of Directors

                                             Richard E. Floor
                                             Secretary

March 16, 2001
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (617) 263-6400
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2001
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts on Thursday, April 19, 2001 at 10:30 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 16, 2001.

    This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 16, 2001. The Board of Directors has fixed the close of business on March 9, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 67,547,227 shares of the Fund's Common Stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 6,400 shares of the Fund's Auction Term Preferred Stock (the "ATP"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,600 shares of ATP Series A, 1,600 shares of ATP Series B, 1,600 shares of ATP Series C and 1,600 shares of ATP Series D. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 9, 2001.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or for certain holders of Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof.

    Holders of Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

    A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes EquiServe,

L.P., which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

    Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposal One. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. In addition, holders of Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Common stockholders who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

    If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

    In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

    In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $15,000, would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures will be paid by the Fund.

    Each stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended
December 31, 2000, including financial statements, either with this proxy statement or under separate cover. IF YOU DID NOT RECEIVE THE ANNUAL REPORT OR IF YOU WOULD LIKE TO REQUEST ANOTHER COPY YOU MAY CALL THE FUND COLLECT AT 617-263-6400.

                             THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

    Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the following five nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

    Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

    The nominees for election to the Board of Directors are as follows:

                                                                                NUMBER OF
                                                                                 SHARE OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                 OWNED AT
                                         POSITION(S)                 DIRECTOR  FEBRUARY 1,
             NAME                       WITH THE FUND           AGE   SINCE     2001(1)(2)
             ----                       -------------           ---   -----     ----------
PREFERRED STOCK NOMINEES
Joseph L. Bower                 Director                        62     1988       20,000
Bernard J. Korman               Director                        68     1987      357,241
COMMON STOCK NOMINEES
Robert F. Birch*                Director and President          65     1992       72,080
Richard E. Floor*               Director and Secretary          60     1987      114,029(3)
Ernest E. Monrad                Director                        69     1988      210,080(4)

-------------------

  * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.
(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.
(3) Of the total shares indicated, 10,142 are owned by Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.
(4) Includes 94,626 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons. In both cases, Mr. Monrad disclaims beneficial ownership of such shares.

    As of February 1, 2001, all of the executive officers and Directors of the Fund as a group (six persons) beneficially owned 785,557 shares of Common Stock representing 1.2% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.

PREFERRED STOCK NOMINEES

    Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management area, and currently, Chair of The General Manager Program. Professor Bower has also been a member and research fellow at the Institute of Politics since 1966 and a faculty member of the John F. Kennedy School of Government since 1969. He is a Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Brown Shoe Company, Inc., and is an Independent General Partner of ML-Lee Acquisition Funds, L.P.

    Bernard J. Korman is Chairman of the Board of Directors of Philadelphia Health Care Trust and NutraMax Products, Inc., and is a Director of Kramont Realty Trust, Omega Healthcare Investors, Inc. (real estate investment trust), Omega Worldwide, Inc. (real estate company) and The Pep Boys, Inc. (automotive supplies). Mr. Korman served as President, Chief Executive Officer and a Director from 1977 to 1995 of MEDIQ Incorporated (healthcare services) and served as Chairman of the Board of Directors of PCI Services, Inc. (pharmaceutical packaging) from 1995 to 1996.

COMMON STOCK NOMINEES

    Robert F. Birch is a private investor and consultant. Mr. Birch currently serves as a Director of Hyperion Total Return Fund, Inc., Hyperion 2002 Term Trust, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.
Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in work-outs of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.

    Richard E. Floor has been a partner with the law firm of Goodwin Procter LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a Director of Affiliated Managers Group, Inc.

    Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman, Assistant Treasurer and a Director since 1981 of Northeast Investors Growth Fund. In addition,
Mr. Monrad is a Director of Northeast Investment Management, Inc., Northeast Management & Research Co., Inc., Century Capital Management Trust and Century Shares Trust. Mr. Monrad is also a member of the Massachusetts bar.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During the year ended December 31, 2000, the Directors of the Fund met five times. During such year each Director attended at least 75% of the meetings held by the Board. The Board of Directors has an Audit and Nominating Committee, which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for: (a) overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls and compliance procedures, (b) supervising the nomination and election of Directors who are not "interested persons" of the Fund and (c) reviewing on a periodic basis the Fund's governance structures and procedures. The Fund adopted a written charter for the Audit and Nominating Committee, which is attached hereto as Appendix A. The Audit Committee, which was in existence for a portion of fiscal year 2000, was responsible for:
(a) recommending the selection of the Fund's independent public accountants,
(b) reviewing the scope and procedures of the year-end audit, (c) reviewing annual financial statements and (d) conferring with the Fund's independent public accountants. The Audit and Nominating Committee is presently comprised of former members of the Audit Committee, including Messrs. Korman and Monrad and Professor Bower, each of whom is "independent," as defined by the New Stock Exchange ("NYSE") Listing Company Manual in Sections 303.01(B)(2)(a) and (3). The Audit Committee and the Audit and Nominating Committee each met once during 2000, with each member attending such meetings. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address.

    At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for: (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole and (b) monitoring
Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. As described on page 3, Mr. Floor is an "interested person" of the Fund. The Compensation Committee met twice during fiscal year 2000.

EXECUTIVE OFFICER

    Ellen E. Terry, Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the table of Director nominees. As of February 1, 2001, Ms. Terry was the beneficial owner of 12,127 shares of the Fund's Common Stock. Ms. Terry, age 42, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time.

INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors selected the firm of Arthur Andersen LLP ("Arthur Andersen") as independent public accountants for the Fund for the year ending December 31, 2001. Arthur Andersen has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with the Securities and Exchange Commission ("SEC") filings, and review of tax and certain compliance matters on behalf of the Fund. Arthur Andersen is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

    AUDIT FEES. For 2000, Arthur Andersen's fees for audit services provided to the Fund totaled $69,300.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2000, Arthur Andersen provided nonaudit services for financial information systems design and implementation to Wellington Management Company, LLP, the Fund's investment adviser, for $530,000.

    ALL OTHER FEES. Arthur Andersen's fees for other services rendered to the Fund in 2000 were $5,700.

REPORT OF THE AUDIT AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

    The Fund's Audit and Nominating Committee of the Board is composed of each Director who is not an "interested person" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act and who is independent under applicable rules of the NYSE. The Committee operates under a written charter adopted by the Board of Directors in 2000. The Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Committee has reviewed and discussed the Fund's financial statements for 2000 with management and the independent accountants. The Committee has discussed with the Fund's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Fund's independent public accountants have provided the the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed with the independent public accountants that firm's independence. The Committee has considered whether the independent public accountant's provision of services to the Fund and Wellington Management Company, LLP, other than audit services provided to the Fund, is compatible with maintaining the independent public accountant's independence. Based on the review and discussions described in this Report, the Committee recommended that the Board of Directors include the audited financial statements in the Fund's annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for 2000 for filing with the SEC.

        Joseph L. Bower        Bernard J. Korman        Ernest E. Monrad

REMUNERATION OF DIRECTORS AND OFFICERS

    During the fiscal year ended December 31, 2000, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2000 was $108,125, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. The members of the Fund's Audit and Nominating Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2000 aggregate remuneration of $198,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2000. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                    PENSION OR
                                    RETIREMENT
                                     BENEFITS      ESTIMATED
      NAME OF         AGGREGATE     ACCRUED AS      ANNUAL         TOTAL
     DIRECTOR        COMPENSATION  PART OF FUND  BENEFITS UPON  COMPENSATION
    OR OFFICER        FROM FUND      EXPENSES     RETIREMENT     FROM FUND
    ----------        ---------      --------     ----------     ---------
Robert F. Birch        $141,125        none           none        $141,125*
Joseph L. Bower        $ 33,000        none           none        $ 33,000
Richard E. Floor       $ 33,000        none           none        $ 33,000
Bernard J. Korman      $ 33,000        none           none        $ 33,000
Franco Modigliani**    $ 33,000        none           none        $ 33,000
Ernest E. Monrad       $ 33,000        none           none        $ 33,000
Ellen E. Terry         $133,114        none           none        $133,114

-------------------

  * Of this amount, $108,125 was compensation for service as President and $33,000 was compensation for service as a Director.
 ** Professor Modigliani was a member of the Fund's Board of Directors for only a portion of 2000 and assumed emeritus status following the 2000 Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Fund's directors and certain other persons to file initial reports of ownership and reports of changes in ownership with the SEC. A copy of these
Section 16(a) forms are required by SEC rules to be furnished to the Fund. Based solely on the Fund's review of the copies of such forms received, the amendments thereto, and certain written representations related thereto, the Fund believes that Mr. Bernard Korman did not timely file a Form 4, Statement of Changes in Beneficial Ownership, with respect to certain acquisitions of common stock made by his spouse in 1996, 1997 and 1998, which were indirectly owned by Mr. Korman. Eight such transactions were not timely filed. A Form 4, reporting such transactions, was subsequently filed on October 5, 2000, in connection with reporting the sale of such common stock.

                                 OTHER MATTERS

    The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Fund's 2002 annual meeting of stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, MA 02109, no later than November 16, 2001 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2002 annual meeting will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Fund's proxy statement as described above, that the Fund receives at its principal offices after January 30, 2002. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement as described above, that the Company receives on or before January 30, 2002, subject to SEC rules governing the exercise of this authority.

Boston, Massachusetts
March 16, 2001

                                                                      APPENDIX A

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                     AUDIT AND NOMINATING COMMITTEE CHARTER
                            ------------------------

A. MISSION STATEMENT.

    The Audit and Nominating Committee (the "Committee") is intended to assist the Board of Directors of the New America High Income Fund, Inc. (the "Fund") in effectively performing its functions under the Investment Company Act of 1940, as amended (the "1940 Act"), and Maryland law. The responsibilities of the Committee are as follows:

    (1) Oversee the audit process for the Fund and consider any questions raised by the independent accountants concerning the financial reporting process, internal controls, and compliance procedures of the Fund;

    (2) Supervise the nomination and election of independent directors of the Fund; and

    (3) Review on a periodic basis the governance structures and procedures of the Fund.

    The primary function of the Committee is broad oversight. The Committee is not responsible for managing the Fund or for performing tasks that are delegated to the Officers of the Fund, Wellington Management Company, LLP ("Wellington Management"), State Street Bank and Trust Company, as custodian for the Fund (the "Custodian"), and other service providers for the Fund. In particular, the Committee is not responsible for conducting the annual audit of the Fund or for maintaining, or assuring the sufficiency or effectiveness of, the financial reporting systems, internal controls, or compliance procedures for the Fund.

    In order to effectively perform its oversight role, the Committee relies upon the Officers of the Fund, Wellington Management, the independent accountants, the Custodian, and other service providers for the Fund promptly to identify and report to the Committee potential concerns, conflicts of interest, and other issues that require the attention of the Committee. Accordingly, it is the responsibility of the Officers of the Fund, Wellington Management, the independent accountants, the Custodian, and other service providers promptly to report to the Committee any matters that arise within the scope of authority of the Committee.

    The 1940 Act, the Articles of Incorporation of the Fund, and Maryland law impose upon the independent directors fiduciary standards that govern their work on behalf of the Fund. Nothing in this Charter is intended to modify those fiduciary standards. Nor does this Charter modify any indemnities or other rights of the independent directors under the Articles of Incorporation or By-Laws of the Fund or otherwise.

B. MEMBERS AND QUALIFICATIONS.

    (1) The Audit and Nominating Committee of the Fund shall consist of all of the independent directors of the Fund, I.E., each director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, provided that, as long as shares of the Fund are listed on the New York Stock Exchange, the composition of the Committee must also meet such other requirements as may be imposed from time to time by the New York Stock Exchange.

    (2) Each member of the Committee shall on an annual basis complete a questionnaire circulated by counsel for the Fund for the purpose of confirming that he or she remains an independent director.

    (3) Each member of the Committee shall, to the extent consistent with his personal financial circumstances, maintain an investment in the Fund.

C. MEETINGS.

    (1) The Committee shall meet separately from the full Board of Directors at least annually at such times and locations as the Committee may determine.

    (2) The agenda and minutes for each meeting of the Committee shall be prepared and maintained by the Secretary or an Assistant Secretary of the Fund.

    (3) At any meeting of the Committee a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Fund's Articles of Incorporation or By-Laws.

    (4) The Committee may establish rules and procedures for the conduct of their meetings that are consistent with this Charter.

D. ORGANIZATIONAL MATTERS.

    (1) The Committee shall have the authority to require the Officers of the Fund, Wellington, the Custodian, and other service providers for the Fund to respond to inquiries, prepare reports, and produce documentation concerning the Fund and their work on behalf of the Fund.

    (2) The Committee may meet with the independent accountants for the Fund either privately or with the Officers of the Fund, Wellington, the Custodian, and other service providers for the Fund.

    (3) The Committee may seek advice from counsel for the independent directors or the independent accountants and may ask such counsel and accountants to investigate particular matters.

    (4) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts and consultants.

    (5) Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Fund.

E. AUDIT FUNCTIONS OF THE COMMITTEE.

    (1) The Audit functions of the Committee shall be:

         (a) to recommend the selection, retention or termination of independent accountants for the Fund and to instruct the independent accountants that the independent accountants' ultimate accountability is to the Committee and to the Board which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants;

        (b) to review and discuss the Fund's audited financial statements with the Fund's management;

         (c) to meet with the Funds independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of said audit(s);
             (iii) to consider the independent accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent accountants propose to render to the Board and shareholders; and (v) to review and discuss the independent accountants' independence;

        (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent accountants;

         (e) to review the fees charged by the independent accountants for audit and non-audit services;

         (f) to require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a specific, formal written statement setting forth all relationships between the independent accountants and (i) the Fund or any of its officers or directors or (ii) Wellington Management. The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants;

        (g) to investigate improprieties or suspected improprieties in fund operations that are reported to the Committee by the independent accountants or others;

        (h) to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders, based upon the Committee's review and discussion with management and the independent accountants;

         (i) to see to the preparation of any Audit Committee report required to be included in the Fund's annual proxy statement; and

         (j) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other audit or accounting matters as the Committee may deem necessary or appropriate.

F. NOMINATION OF INDEPENDENT DIRECTORS.

    (1) The Committee shall nominate, for consideration by the shareholders or the Board of Directors in accordance with Section 16(a) of the 1940 Act and Maryland law, candidates to serve as independent directors of the Fund.

    (2) In making nominations under paragraph F.(1) the Committee shall evaluate candidates' qualifications for Board membership, their independence from Wellington Management and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with Wellington Management or other service providers.

G. EFFECTIVENESS OF THE BOARD OF DIRECTORS AND THE COMMITTEE.

    (1) The Committee shall, before, during or following the meeting of the Board of Directors following the annual meeting of shareholders or at such other time as may be specified by the Committee (the "Annual Review Meeting"), consider whether any steps should be taken to improve the effectiveness of the Committee and the Board of Directors, including, among other things, the following questions:

         (a) Should any additional directors be elected?

        (b) Should any current directors consider retiring from the Board?

         (c) Should this Charter be modified?

        (d) Have the written materials provided to the directors been useful, sufficient, and properly focused? Have these materials been received in sufficient time to allow a thorough review?

         (e) Can the meetings of the Committee and the Board of Directors be made more effective?

    Based on this review the Committee may make recommendations to the full Board of Directors.

    (2) The Committee shall, at the Annual Review Meeting review the compensation of the independent directors and consider whether to recommend to the Board of Directors a change in the compensation of the independent directors.

    (3) Members of the Committee shall remain abreast of investment company industry and regulatory developments through, among other things, review of periodicals and other written materials and participation in seminars and conferences on investment company governance and related issues.

    (4) The Committee shall, working together with the Officers of the Fund, Wellington Management, counsel to the fund and counsel to the independent directors, and the independent accountants, provide new directors with appropriate orientation.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR or either of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 19, 2001 at 10:30 a.m., local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------                  -------------------------
--------------------------                  -------------------------
--------------------------                  -------------------------

Please mark boxes in blue or black ink.

1.   A.   GRANTING / /  WITHHOLDING / /  authority to vote for the election as
     Directors of all the Auction Term Preferred Stock nominees listed below.

          JOSEPH L. BOWER AND BERNARD J. KORMAN

     B. GRANTING / / WITHHOLDING / / authority to vote for the election as Directors of all the nominees listed below.

          ROBERT F. BIRCH, RICHARD E. FLOOR AND ERNEST E. MONRAD

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

           (Continued and to be signed and dated on the reverse side.)

                                                                      , 2001
                    --------------------------------------------------
                    Date

                    --------------------------------------------------
                    Signature

                    --------------------------------------------------
                    Signature

                    Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 19, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned holder of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 19, 2001 at 10:30 a.m., local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

                -------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                -------------------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE  |X|

         1)       Election as Directors of all the nominees below.

          / / FOR             / / WITHHOLD                / / FOR ALL EXCEPT

             ROBERT F. BIRCH, RICHARD E. FLOOR AND ERNEST E. MONRAD

NOTE: IF YOU DO NOT WISH SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

         2) In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

Please be sure to sign and date this Proxy.


                                 ---------------------------------------------
                                 Date


                                 --------------------------------------------
                                 Stockholder sign here


                                 -------------------------------------------
                                 Co-owner sign here

Mark box at right if an address change or comment / / has been noted on the reverse side of the card.